                                                                    EXHIBIT 10.3


                                 THIRD AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


        This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 22, 2000, is entered into by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation ("Petrolane", the Company, the General Partner and Petrolane are, collectively, the "Borrowers"), each of the financial institutions that is a signatory to this Amendment (collectively, the "Banks"), BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as agent for the Banks (in such capacity, the "Agent"), and amends that certain Amended and Restated Credit Agreement (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), dated as of September 15, 1997, by and among the Company, the General Partner, Petrolane, the Agent, First Union National Bank, as Syndication Agent and the Banks from time to time party to the Credit Agreement, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 15, 1998 (the "First Amendment"), and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 25, 1999 (the "Second Amendment"). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Amendment.

                                    RECITALS

        1. The Company has requested that the Banks amend the terms "Average Consolidated Pro Forma Debt Service" and "Consolidated Pro Forma Debt Service" under the Existing Credit Agreement, all as set forth below.

        2. The Company proposes to issue certain First Mortgage Notes, Series E, in aggregate principal amount not exceeding $80,000,000, pursuant to that certain Note Agreement, to be dated as of March 15, 2000, among the Company, the General Partner and the purchasers named in Schedule I thereto (the "Series E First Mortgage Notes"). In connection with the issuance of the Series E First Mortgage Notes, the Company has also requested that the Banks take certain actions relating to such Series E First Mortgage Notes becoming Parity Debt, as more particularly described below.

        3. The Agent and the Banks are willing to agree to so amend the Existing Credit Agreement and to make certain other agreements, in each case on the terms and subject to the conditions set forth below.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of all of the conditions precedent set forth below in Section 2:

                (a) The definition of "Average Consolidated Pro Forma Debt Service" contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        "Average Consolidated Pro Forma Debt Service" means as
                of any date of determination, the average amount payable by the Company and the Restricted Subsidiaries on a consolidated basis during all periods of four consecutive calendar quarters, commencing with the calendar quarter in which such date of determination occurs and ending June 30, 2010, in respect of scheduled interest (but not principal) payments with respect to all Indebtedness of the Company and the Restricted Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed on such date to be incurred and to the substantially concurrent repayment of any other Indebtedness
                (a) including actual payments of Capitalized Lease Liabilities,
                (b) assuming, in the case of Indebtedness (other than Indebtedness referred to in clause (c) below) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate actually in effect on such date will remain in effect throughout such period, and (c) including only actual interest payments associated with the Indebtedness incurred pursuant to Section 8.1(e) during the most recent four consecutive calendar quarters.

                (b) The definition of "Consolidated Pro Forma Debt Service" contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        "Consolidated Pro Forma Debt Service" means as of any
                date of determination, the total amount payable by the Company and the Restricted Subsidiaries on a consolidated basis during the four consecutive calendar quarters next succeeding the date of determination, in respect of scheduled interest (but not principal) payments with respect to Indebtedness of the Company and the Restricted Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed on such date to be incurred and to the substantially concurrent repayment of any other

                Indebtedness (a) including actual payments of Capitalized Lease Liabilities, (b) assuming, in the case of Indebtedness (other than Indebtedness referred to in clause (c) below) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate actually in effect on such date will remain in effect throughout such period, and (c) including only actual interest payment associated with the Indebtedness incurred pursuant to Section 8.1(e) during the most recent four consecutive calendar quarters.

                (c)     The definition of "Loan Documents" contained in Section
1.1 of the Existing Credit Agreement is hereby amended by adding the words "the Third Amendment to Amended and Restated Credit Agreement, dated as of March 22, 2000, among the Borrowers, the Banks and the Agent," after the words "the Second Amendment to Amended and Restated Credit Agreement, dated as of March 25, 1999, among the Borrowers, the Banks and the Agent,".

                SECTION 2. Conditions to Effectiveness of Section 1 Amendments. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

                (a) On or before the Amendment Effective Date, the Agent shall have received, on behalf of the Banks, this Amendment, duly executed and delivered by the Company, the General Partner, Petrolane, each Restricted Subsidiary, the Required Banks and the Agent.

                (b) The Agent shall have received a certificate from a Responsible Officer of the Company certifying that (1) all governmental actions or filings necessary for the execution, delivery and performance of this Amendment shall have been made, taken or obtained, and no order, statutory rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or other governmental entity which prohibits or restricts the transactions contemplated by this Amendment nor shall any action have been commenced or threatened seeking any injunction or any restraining or other order to prohibit, restrain, invalidate or set aside the transactions contemplated by this Amendment and (2) each of the representations and warranties set forth in this Amendment is true and correct as of the Amendment Effective Date.

                SECTION 3. The Borrowers' Representations and Warranties. In order to induce the Banks to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Company, the General Partner and Petrolane represent and warrant to each Bank as of the Amendment Effective Date as follows:

                (a) Power and Authority. The Company has all requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement"). The General Partner has all requisite corporate power and authority to enter into this Amendment in its individual capacity and in its capacity as the sole general partner of the Company and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Petrolane has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Each Restricted Subsidiary has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations, under the Security Documents.

                (b) Authorization of Agreements. The execution and delivery of this Amendment by the Company, the General Partner, Petrolane and each Restricted Subsidiary and the performance of the Amended Credit Agreement by the Company, the General Partner and Petrolane have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company, the General Partner, Petrolane and each Restricted Subsidiary.

                (c) Enforceability. The Amended Credit Agreement constitutes the legal, valid and binding obligation of the Company, the General Partner and Petrolane enforceable against the Company, the General Partner and Petrolane in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

                (d) No Conflict. The execution, delivery and performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of this Amendment, and the performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of the Amended Credit Agreement do not and will not (i) violate (x) any provision of the Partnership Agreement or the certificate or articles of incorporation or other Organization Documents of the Company, the General Partner, Petrolane or any of their respective Subsidiaries, (y) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (z) any provision of any agreement or instrument to which the Company, the General Partner, Petrolane or any of their respective Subsidiaries is a party or by which any of its properties is bound, except (in the case of clauses (y) and (z) above) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect, or (ii) result in the creation of (or impose any express obligation on the part of the Borrowers to create) any Lien not permitted by Section 8.3 of the Credit Agreement.

                (e) Governmental Consents. Except for Routine Permits, (i) no consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment by the Company, the General Partner, Petrolane and the Restricted Subsidiaries.

                (f) Representations and Warranties in the Credit Agreement. The Company, General Partner and Petrolane confirm that as of the Amendment Effective Date, (i) the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) with the same effect as if made on and as of the Amendment Effective Date and
(ii) that no Default or Event of Default has occurred and is continuing.

                (g) Liens. As of the Amendment Effective Date, there are no Liens on the General Collateral other than Liens permitted under Section 8.3 of the Credit Agreement.

                (h) Subsidiaries. As of the Amendment Effective Date, the Company has no Restricted Subsidiaries other than AmeriGas Propane Parts & Service, Inc.

                SECTION 4. Affirmative Covenants. (a) The Company hereby agrees to obtain and deliver to the Agent, as promptly as practicable, but in any event within 90 days after the date of issuance of the Series E First Mortgage Notes,
(i) title endorsements or their equivalents, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the title insurance policies issued in connection with the Mortgages listed on Schedule I hereto,
(ii) amendments to the Mortgages that were amended in connection with the issuance by the Company of the Series D First Mortgage Notes, in form and substance reasonably satisfactory to the Collateral Agent, and (iii) an opinion of Morgan, Lewis & Bockius LLP, special counsel for the Obligors, in substantially the form of Exhibit A hereto.

                (b) Resolutions. Concurrently with the issuance by the Company of the Series E First Mortgage Notes, the Company will deliver to the Agent copies of partnership authorizations for the Company and resolutions of the board of directors of each of the General Partner, Petrolane and the Restricted Subsidiaries authorizing and ratifying the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of such Person.

                SECTION 5. Direction Notices.

                (a) Each of the Banks which executes this Amendment, by its execution of this Amendment, confirms that it has received and reviewed each of the documents identified on Schedule II hereto, which documents have been distributed by the Borrowers to satisfy the requirements set forth in Section 6(a)(ii) of the Collateral Agency Agreement.

                (b) Each of the Banks which executes this Amendment, by its execution of this Amendment, hereby (1) agrees that, upon the satisfaction of the conditions set forth below, the conditions to the Borrowers' designation of the Series E First Mortgage Notes as Parity Debt set forth in Section 6(a) of the Collateral Agency Agreement (assuming the accuracy of the representations and warranties made by the Borrowers therein) will have been satisfied and (2) thereupon authorizes and directs the Collateral Agent to confirm in writing to the New Parity Lenders or the New Parity Agent, if any (as such terms are defined in the Supplement) that the conditions set forth in Section 6(a) have been satisfied with respect to that certain Note Agreement, to be dated as of March 15, 2000, among the Company, the General Partner and the purchasers named in Schedule I thereto, relating to the Series E First Mortgage Notes (the "Series E Note Agreement"):

                       (i) The Collateral Agent shall have received a supplement (the "Supplement") to the Collateral Agency Agreement in the form of Exhibit A to the Collateral Agency Agreement, executed and delivered by the Obligors, the New Parity Lenders and the New Parity Agent, if any (as each such term is defined in the Supplement), with no modifications thereto other than minor, nonmaterial changes necessary to identify the Series E First Mortgage Notes transaction.

                        (ii) The Collateral Agent shall have received an Officer's Certificate (as defined in the Collateral Agency Agreement, an "Officer's Certificate") of the Borrowers to the effect that (A) Sections 9.3(b) and 10.7(c) of the Series E Note Agreement are substantially identical to (including without limitation with respect to amounts to be prepaid), and not in conflict or inconsistent with (1) Section 9.3(b) of the Note Agreements and
Section 2.7(c) of the Credit Agreement with respect to Excess Taking Proceeds (as defined in the Collateral Agency Agreement) or (2) Section 10.7(c) of the Note Agreements and Section 8.8(c) of the Credit Agreement with respect to Excess Sale Proceeds (as defined in the Collateral Agency Agreement) and (B) the incurrence of the Series E First Mortgage Notes complies with the terms of
Section 10.1(a), 10.1(b), 10.1(e) or 10.1(f) of the Note Agreements and Section 8.1(a), 8.1(b), 8.1(e) or 8.1(f) of the Credit Agreement.

                        (iii) The Collateral Agent shall have received an Officer's Certificate of the Borrowers to the effect that all state and local stamp, recording, filing, intangible and similar taxes or fees which are payable in connection with the inclusion of the Series E First Mortgage Notes as Obligations (as defined in the Collateral Agency Agreement) shall have been paid.

                        (iv) The Collateral Agent shall have received an Officer's Certificate of the Borrowers to the effect that no General Event of Default shall have occurred and be continuing as of the date of the Supplement.

                SECTION 6. Miscellaneous.

                (a) Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

                        (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall be a "Loan Document" under the Credit Agreement.

                        (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any other Loan Document.

                        (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                (b) Fees and Expenses. The Company, the General Partner and Petrolane acknowledge that all reasonable costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.4 of the Existing Credit Agreement.

                (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

                IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


                                        AMERIGAS PROPANE, L.P., a Delaware
                                        limited partnership

                                        By:     AMERIGAS PROPANE, INC.
                                        Its:    General Partner



                                        By:     /s/  Robert W. Krick
                                           ------------------------------------
                                        Name:   Robert W. Krick
                                             ----------------------------------
                                        Title:  Treasurer
                                              ---------------------------------


                                        AMERIGAS PROPANE, INC.



                                        By:     /s/  Robert W. Krick
                                           ------------------------------------
                                        Name:   Robert W. Krick
                                             ----------------------------------
                                        Title:  Treasurer
                                              ---------------------------------


                                        PETROLANE INCORPORATED



                                        By:     /s/  Robert W. Krick
                                           ------------------------------------
                                        Name:   Robert W. Krick
                                             ----------------------------------
                                        Title:  Treasurer
                                              ---------------------------------

                                        AGENT

                                        BANK OF AMERICA, N.A., as Agent



                                        By:     /s/  David Price
                                           ------------------------------------
                                        Name:   David Price
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                                        BANKS

                                        BANK OF AMERICA, N.A., as a Bank and an
                                        Issuing Bank



                                        By:     /s/  Daryl G. Patterson
                                           ------------------------------------
                                        Name:   Daryl G. Patterson
                                             ----------------------------------
                                        Title:  Managing Director
                                              ---------------------------------

                                        FIRST UNION NATIONAL BANK, as a Bank
                                        and as Syndication Agent



                                        By:     /s/  Joe K. Dancy
                                           ------------------------------------
                                        Name:   Joe K. Dancy
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                                 THE BANK OF NEW YORK



                                 By:      /s/  Walter C. Parelli
                                    --------------------------------------
                                 Name:    Walter C. Parelli
                                      ------------------------------------
                                 Title:   Vice President
                                       -----------------------------------

                                 MELLON BANK, N.A.



                                 By:      /s/  Donald G. Cassidy, Jr.
                                    --------------------------------------
                                 Name:    Donald G. Cassidy, Jr.
                                      ------------------------------------
                                 Title:   First Vice President
                                       -----------------------------------

                                 ALLFIRST BANK (formerly The First National
                                 Bank of Maryland)



                                 By:      /s/  Jennifer L. Uricheck
                                    --------------------------------------
                                 Name:    Jennifer L. Uricheck
                                      ------------------------------------
                                 Title:   Corporate Banking Officer
                                       -----------------------------------

                                 FLEET NATIONAL BANK



                                 By:      /s/  Timothy J. Norton
                                    --------------------------------------
                                 Name:    Timothy J. Norton
                                      ------------------------------------
                                 Title:   Director
                                       -----------------------------------

                                 PNC BANK, NATIONAL ASSOCIATION



                                 By:      /s/  Eric G. Erickson
                                    --------------------------------------
                                 Name:    Eric G. Erickson
                                      ------------------------------------
                                 Title:   Vice President
                                       -----------------------------------

                                 UNION BANK OF CALIFORNIA, N.A.



                                 By:      /s/  Dustin Gaspari
                                    --------------------------------------
                                 Name:    Dustin Gaspari
                                      ------------------------------------
                                 Title:   Assistant Vice President
                                       -----------------------------------

The undersigned hereby acknowledges and consents to the foregoing Third Amendment to Amended and Restated Credit Agreement, reaffirms the terms of its Restricted Subsidiary Guarantee in favor of Bank of America, N.A., as Collateral Agent and acknowledges that such Restricted Subsidiary Guarantee remains in full force and effect in accordance with its terms.

Dated:       March 24, 2000             AMERIGAS PROPANE PARTS & SERVICE,
      ---------------------------       INC., as Guarantor



                                        By:      /s/  Robert W. Krick
                                           ---------------------------------
                                        Name:    Robert W. Krick
                                             -------------------------------
                                        Title:   Treasurer
                                              ------------------------------

                                                                      SCHEDULE I



                                                  AMENDED                          TITLE POLICY
            ADDRESS                               MORTGAGE                         ENDORSEMENT
-----------------------------------------------------------------------------------------------------
Osyart Road, Bumstead,                       Recorded 3/27/98                  Policy #137-00-003-314
     Maricopa County, AZ*                    Instrument #98-0241615            Dated 3/27/98
-----------------------------------------------------------------------------------------------------
2110 N. Gaffey Street, San Pedro,                                              Policy #137-00-005-303
     Los Angeles County, CA*                 N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------
2675 N. Temple Avenue, Signal Hill,                                            Policy #135-00-538-760
     Los Angeles County, CA                  N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------
16800 South Main Street, Carson,                                               Policy #135-00-538-761
     Los Angeles County, CA                  N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------
9608 Cherry Avenue, Fontana,                                                   Policy #82-03-134-439
     San Bernardino County, CA               N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------
295 E. Virginia Street, San Jose,                                              Policy #135-00-525-911
     Santa Clara County, CA                  N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------
232 Mt. Hermon Road, Scotts Valley,                                            Policy #112-00-398-650
     Santa Cruz County, CA                   N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------
52 Lower Bartlett Road, Waterford,           Recorded 9/29/97                  Policy #112-00-689253
     New London County, CT                   Vol. 0473 Page 0132               Dated 9/29/97
-----------------------------------------------------------------------------------------------------
10052 N.W. 89th Avenue, Medley,              Recorded 10/2/97                  Policy #82-02-875613
     Miami - Dade County, FL                 17814 Page 0674                   Dated 5/11/98
                                             Instrument #97R448821
-----------------------------------------------------------------------------------------------------
1830 East 3rd Street, Panama City,           Recorded 10/23/97                 Policy #82-01-853324
     Bay County, FL*                         Book 1744 Page 1765
                                             File #97049929
-----------------------------------------------------------------------------------------------------
2715 Woodwin Road, Doraville,                Recorded 9/29/97                  Policy #112-00-273266
     DeKalb County, GA                       Book 9634 Page 143                Dated 11/25/97
-----------------------------------------------------------------------------------------------------
Lot 2999, Honolulu,                          N/A                               Policy #T107-42270
     Honolulu County, HI                                                       Dated 9/15/97
-----------------------------------------------------------------------------------------------------
Lot 53 of "THE MILLYARD                      N/A                               File No. 220408
     SUBDIVISION", Halieu (Maui),                                              Dated 9/15/97
     Maui County, HI
-----------------------------------------------------------------------------------------------------
     Cook County, IL                                                           Dated 6/21/95
-----------------------------------------------------------------------------------------------------
3801 South Cicero Avenue, Cicero,            N/A                               Policy #112-00-737438
     Cook County, IL                                                           Dated 6/21/95
-----------------------------------------------------------------------------------------------------
2801 East 175th Street, Lansing,             N/A                               Policy #112-00-737439
     Cook County, IL                                                           Dated 6/21/95
-----------------------------------------------------------------------------------------------------
522 South Vermont Street, Palatine,          N/A                               Policy #112-00-737440
     Cook County, IL                                                           Dated 6/21/95
-----------------------------------------------------------------------------------------------------
6300 Cliffdale Road, Fayetteville,           N/A                               Policy 112-00-838604
     Cumberland County, NC                                                     Dated 9/25/97
-----------------------------------------------------------------------------------------------------

*Leasehold mortgage

                                                                      SCHEDULE I


-----------------------------------------------------------------------------------------------------
Route 206, Bordentown,                       Recorded 10/1/97                  Policy #112-02-239349
     Burlington County, NJ                   MB6976 Page 273                   Dated 10/1/97
-----------------------------------------------------------------------------------------------------
Route 24, Chester,                           Recorded 10/1/97                  Policy #112-02-239350
     Morris County, NJ                       MB7212 Page 47                    Dated 5/5/98
-----------------------------------------------------------------------------------------------------













*Leasehold mortgage

                                                                     SCHEDULE II

             DOCUMENTS RELATING TO THE SERIES E FIRST MORTGAGE NOTES


1. A copy of the proposed Note Agreement in respect of the Series E First Mortgages Notes.

2. Evidence that the incurrence of the indebtedness evidenced by the Series E First Mortgage Notes complies with Section 8.1(f) of the Credit Agreement as of the issuance date of such Series E First Mortgage Notes.

3. A copy of the offering memorandum with respect to the Series E First Mortgage Notes.

                                                                       EXHIBIT A


                     FORM OF OPINION OF COUNSEL TO BORROWERS


                                  See attached.

                                         ______________________, 2000



Bank of America, N.A.,
        as collateral agent under the Note Agreement and
        Credit Agreement referred to herein
1445 Market Street
12th Floor
San Francisco, California  94103

Ladies and Gentlemen:

        This opinion is furnished to you pursuant to Section 4(a)(iii) of that certain Third Amendment to Amended and Restated Credit Agreement, dated as of March 22, 2000 (the "Third Amendment to Credit Agreement"), by and among AmeriGas Propane, L.P., a Delaware limited partnership (the "Company"), AmeriGas Propane, Inc., a Pennsylvania corporation (the "General Partner"), Petrolane Incorporated, a Pennsylvania corporation ("Petrolane"), each of the financial institutions that is a signatory thereto and Bank of America, N.A., as agent (the "Agent"). Except as otherwise defined herein, terms defined in the Third Amendment to Credit Agreement and in the Credit Agreement amended thereby are used herein as therein defined.

        We have acted as special counsel for the Company, the General Partner and Petrolane (collectively, the "Obligors") in connection with the Third Amendment to Credit Agreement and the Florida Mortgage Amendments (as hereinafter defined).

        In that connection, we have examined the following documents:

        1.      the Third Amendment to Credit Agreement;

        2. twenty-eight (28) instruments entitled "Third Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing" dated as of March 22, 2000 made between the Company (doing business in Florida as AmeriGas Propane, Limited Partnership), as mortgagor, and the Agent, as mortgagee (the "Florida Third Mortgage Amendments"), each of which amends one of the 1995 Florida Mortgages (as defined below); and

        3. that certain "First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing" dated as of March 22, 2000 made between the Company (doing business in Florida as AmeriGas Propane, Limited Partnership), as mortgagor, and the Agent, as mortgagee (the "Charlotte

Bank of America, N.A.
____________________, 2000
Page 2



                County Mortgage Amendment"), which amends the Charlotte County Mortgage (as defined below).

        As used herein, the following terms have the following meanings:

        (a) "1995 Florida Mortgages" means the collective reference to the twenty-eight (28) instruments entitled "Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing" made by the Company (doing business in Florida as AmeriGas Propane, Limited Partnership"), as mortgagor, to the Agent, as mortgagee, and recorded in various counties in the State of Florida on various dates in 1995, as amended by instruments entitled "First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing" dated as of September 22, 1997 made between the Company, as mortgagor, and the Agent, as mortgagee, and as further amended by instruments entitled "Second Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing" dated as of March 25, 1999 made between the Company, as mortgagor, and the Agent, as mortgagee, some of which have been further amended by instruments entitled "Corrective Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing" dated as of October 1, 1999 made between the Company, as mortgagor, and the Agent, as mortgagee, excluding, however, those mortgage instruments recorded in Bay and Leon and Volusia Counties, Florida which have been released by the Agent.

        (b) "2000 Florida Mortgage Amendments" means the collective reference to the Florida Third Mortgage Amendments and the Charlotte County Mortgage Amendment.

        (c) "Charlotte County Mortgage" means that certain Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of March 24, 1999 made by the Company (doing business in Florida as AmeriGas Propane, Limited Partnership), as mortgagor, to the Agent, as mortgagee, encumbering certain real property described therein located in Charlotte County, Florida.

        (d) "Florida Mortgages" means the collective reference to the 1995 Florida Mortgages and the Charlotte County Mortgage.

        (e) "Obligations" means the term "Obligations" as defined in the Florida Mortgages.

        We have also examined the originals, or copies certified or otherwise identified to our satisfaction, of such records of the Obligors, certificates of public officials and certificates of officers of the Obligors (copies of which have been provided or made available to you), and agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have relied upon

Bank of America, N.A.
____________________, 2000
Page 3


the representations and warranties of, and other factual information provided by, the Obligors and contained in the certificates referred to above and the Third Amendment to Credit Agreement.

        We have assumed that the constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue unless a reported decision in the State of Florida has specifically addressed but not resolved, or has established its unconstitutionality or invalidity.

        Based upon the foregoing, and subject to the qualifications and limitations contained herein, it is our opinion that as of the date hereof:

        1. The amount of Florida documentary stamp tax payable as a result of the issuance of the Series E First Mortgage Notes and the execution and recording of the 2000 Florida Mortgage Amendments is not more than an amount for each 2000 Florida Mortgage Amendment equal to 35 cents for each $100 or portion thereof of the Series E Maximum Secured Principal Amount as defined in and as set forth in such 2000 Florida Mortgage Amendment.

        For purposes of our opinion set forth in paragraph 1 above, we have assumed that (i) all Florida documentary stamp taxes due and payable on the Florida Mortgages prior to amendment by the 2000 Florida Mortgage Amendments were paid upon recording of the Florida Mortgages, (ii) no Series E First Mortgage Notes nor any other document creating, evidencing, extending, renewing or modifying the Obligations evidenced by the Series E First Mortgage Notes or any of the other Obligations (including, without limitation, the Credit Agreement and amendments to the Credit Agreement) has been or will be made, executed, delivered, transferred or assigned in the State of Florida by any party other than the Obligors, (iii) except for the 2000 Florida Mortgage Amendments, the Florida Mortgages and any Uniform Commercial Code financing statements, no mortgages, security agreements, trust deeds or other evidence of the Series E First Mortgage Notes or any of the other Obligations nor any renewal thereof (including, without limitation, any amendments(s) to the Florida Mortgages not expressly included within the definition of 1995 Florida Mortgages set forth in this opinion) has been or will be filed or recorded in the State of Florida by any party other than the Obligors, (iv) the statement set forth in each 2000 Florida Mortgage Amendment concerning the current unpaid principal balance of the Obligations secured by the corresponding Florida Mortgage was true as of the dates of the execution and recording of such 2000 Florida Mortgage Amendments and (v) none of the Series E First Mortgage Notes nor any other document (including, without limitation, the Credit Agreement and any amendment thereto) evidencing, creating, extending, renewing or modifying the Obligations evidenced by the Series E First Mortgage Notes or any of the other Obligations has been or is hereafter executed by any person or entity (excluding the payees or other beneficiaries thereof) other than those persons and entities who were obligated to pay the Obligations at the time that the Florida Mortgages were originally recorded.

        Our opinion in paragraph 1 above is also subject to the qualification that we have excluded the Obligors from the assumptions made in clauses (ii) and
(iii) above based solely on a certificate of the Obligors with respect to such matters.

Bank of America, N.A.
____________________, 2000
Page 4


        2. The amount of Florida nonrecurring intangible personal property tax payable as a result of the issuance of the Series E First Mortgage Notes and the execution and recording of the 2000 Florida Mortgage Amendments is not more than an amount for each 2000 Florida Mortgage Amendment equal to 2 mills (0.2%) of the Series E Maximum Secured Principal Amount as defined in and as set forth in such 2000 Florida Mortgage Amendment.

        For purposes of our opinion set forth in paragraph 2 above, we have assumed that (i) all Florida nonrecurring intangible personal property taxes due and payable on the Florida Mortgages prior to amendment by the 2000 Florida Mortgage Amendments were paid upon recording of the Florida Mortgages, (ii) none of the Series E First Mortgage Notes nor any of the other Obligations are secured by any mortgage, deed of trust or other lien upon real property located in the State of Florida executed by any party other than the Obligors nor has any agreement or contract for deed or written agreement not to encumber or convey real property located in the State of Florida been executed by any party other than the Obligors in connection with the Obligations, except for the 2000 Florida Mortgage Amendments and the Florida Mortgages, (iii) the statement set forth in each 2000 Florida Mortgage Amendment concerning the current unpaid principal balance of the Obligations secured by the corresponding Florida Mortgage was true as of the dates of the execution and recording of such 2000 Florida Mortgage Amendment and (iv) none of the Series E First Mortgage Notes nor any other document (including, without limitation, the Credit Agreement and any amendment thereto) evidencing, creating, extending, renewing or modifying the Obligations evidenced by the Series E First Mortgage Notes or any of the other Obligations has been or is hereafter executed by any person or entity (excluding the payees or other beneficiaries thereof) other than those persons and entities who were obligated to pay the Obligations at the time that the Florida Mortgages were originally recorded.

        Our opinion in paragraph 2 above is also subject to the qualification that we have excluded the Obligors from the assumptions made in clause (ii) above based solely on a certificate of the Obligors with respect to such matters.

        Except as expressly set forth herein, no opinion is expressed as to any other aspect of Florida documentary stamp or intangible personal property taxes, including, without limitation, the applicability or amount of Florida documentary stamp or intangible personal property taxes due on any prior or other future advances of the Obligations.

        Without limiting the generality of the foregoing, we have made no examination of public records whatsoever.

        To the extent that any of the Obligations may be dependent upon such matters, we assume for purposes of this opinion that each Person (other than the Obligors) who is a party to any of the documents creating, evidencing, extending, renewing or modifying the Obligations is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that each of such agreements has been duly authorized, executed and delivered by

Bank of America, N.A.
____________________, 2000
Page 5



each Person (other than the Obligors) party thereto and constitutes or will constitute the legal, valid and binding obligation of each such Person (other than the Obligors) in accordance with their respective terms against such Person, and that each such Person (other than the Obligors) has the requisite corporate or other organizational power and authority to perform its obligations under such agreements.

        This opinion is limited to the laws of the State of Florida. We express no opinion as to the laws of any other jurisdiction.

        This opinion relates only to the matters expressly addressed above, is applicable only as of the date hereof, and we express no opinion with respect to any other matters. We acknowledge that we have been instructed by the Company to deliver this opinion to you in connection with the transactions contemplated by the Third Amendment to Credit Agreement. This opinion is rendered only to you in your capacity as collateral agent and is solely for your benefit, the benefit of the purchasers of the Series E First Mortgage Notes (the "Purchasers") and the benefit of the other holders of the Obligations in connection with the transactions governed by the Third Amendment to Credit Agreement and the Note Agreement referred to therein, may not be relied upon by you or the Purchasers or such holders for any other purpose, and may not be relied upon by any other Person or entity other than permitted assignees of any Purchaser or of any such holder for any purpose without our prior written consent.



                                                    Very truly yours,



                                       Prepared by:
                                                    ---------------------------
                                                    Robert W. Murray

                                       Reviewed by:
                                                    ---------------------------


                                       Signed by :
                                                    ---------------------------